UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 7, 2005

THE DEWEY ELECTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)


New York (State or other jurisdiction of incorporation)

0-2892
(Commission File Number)

13-1803974
(I.R.S. Employer  Identification Number)


27 Muller Road
Oakland, New Jersey
(address of principal executive offices)

07436
(Zip Code)


Registrant's telephone number, including area code: (201) 337-4700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written communications pursuant to Rule 425 under the Securities
Act
__Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
__Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Thom A. Velto has resigned from the office of Treasurer of The Dewey Electronics Corporation (the "Company") effective December 7, 2005. He remains an employee of the Company.

(c) On December 7, 2005, the Board of Directors of the Company appointed Stephen Krill as Treasurer, effective immediately. Mr. Krill, 53, joined the Company as a financial consultant in January 2005 and became an employee in the Company's finance department in September 2005. Prior to becoming a Company employee, from 2002 - 2004, Mr. Krill was a financial consultant to various businesses. From 1986-2001, he occupied various positions with Southco, Inc., a manufacturing company, including Manager - Special Projects/Corporate Business Strategy (1999-2001), Financial Consultant (1996-1999) and Controller of a subsidiary company (1986-1996).

The Company's press release is attached as Exhibit 99.1.

Item 9.01.  Exhibits

99.1	Press Release of the Company dated December 12, 2005.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date: December 12, 2005

/s/ John H.D. Dewey
John H. D. Dewey
President and Chief Executive Officer







INDEX TO EXHIBITS

Exhibit Number         Description

99.1           Press Release of the Company dated December 12, 2005




Exhibit 99.1


Oakland, N.J., December 12, 2005 - The Dewey Electronics Corporation (OTC: DEWY), announced today that at its Annual Shareholder's Meeting held December 7, 2005, the shareholders reelected Frances D. Dewey, John
H. D. Dewey, LTG James H. Link (USA Ret), and Nathaniel Roberts as Company Directors. Shareholders also elected John Rhodes as a Director. Mr. Rhodes replaces Alexander Cameron, who chose not to stand for reelection.

The Company also announced the appointment of Stephen P. Krill as Company Treasurer. Mr. Krill replaces Thom A. Velto who remains an employee of the company.

Mr. Krill, 53, joined the Company as a financial consultant in January 2005 and became an employee in the Company's finance department in September 2005. Prior to becoming a Company employee, from 2002 - 2004, Mr. Krill was a financial consultant to various businesses. From 1986-2001, he occupied various positions with Southco, Inc., a manufacturing company, including Manager - Special Projects/Corporate Business Strategy (1999-2001), Financial Consultant (1996-1999) and Controller of a subsidiary company (1986-1996).

In announcing the changes John Dewey, President and CEO, said "We are gratified with the addition of John Rhodes to our Board and want to thank Mr. Cameron for his many years of excellent service as a Dewey director. We also are pleased to have Stephen Krill as our new Treasurer and want to thank Mr. Velto for his long years of service and dedication."

About The Dewey Electronics Corporation

The Dewey Electronic Corporation, founded in 1955, is a diversified manufacturer of sophisticated electronic and electromechanical systems for the military. Visit our website at www.deweyelectronics.com.

This release contains forward-looking statements as defined in Section 21E of the Securities and Exchange Act of 1934, including statements about future business operations, financial performance and market conditions. Such forward-looking statements involve risks and uncertainties including those involved in the Company's dependence upon its Department of Defense business, as further described in our filings under the Securities Exchange Act.